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                                                                   Exhibit 10-54

                              CKE RESTAURANTS, INC.

                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         This Second Amendment (the "Second Amendment") to Employment Agreement, dated January 1, 1994, between Carl Karcher Enterprises, Inc., as predecessor-in-interest to CKE Restaurants, Inc. (the "Company") and Carl N. Karcher ("Founder"), is made effective as of January 1, 2004 (the "Effective Date"), by and between the Company and Founder.

                                    RECITALS

         A. The Company and Founder entered into an Employment Agreement (the "Agreement") on January 1, 1994, whereby the Company agreed to employ the Founder for a term of five (5) years from the date of the Agreement.

         B. The Company and Founder entered into a First Amendment to Employment Agreement (the "First Amendment") on November 1, 1997, whereby the Company agreed to employ the Founder for a term of ten (10) years from the date of the Agreement (i.e., until January 1, 2004).

         C. The Company and Founder now desire to amend the Agreement to extend the employment term.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing recitals and the covenants and agreements set forth herein, the parties hereby agree as follows:

         1. Employment Term. Section 3 of the Agreement shall be amended in its entirety to read as follows:

                  "3. Employment Term. Founder shall be employed under this Agreement for a term of eleven (11) years from the date of execution of this Agreement (the "Employment Term"), commencing on the date hereof and terminating on the close of business on December 31, 2004, unless sooner terminated as provided in Section 7."

         2. Definitions. Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Agreement.

         3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.

         4. Terms and Conditions of Agreement. Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first written above.

                                       /s/ Carl N. Karcher
                                       -----------------------------------------
                                       Carl N. Karcher

                                       CKE RESTAURANTS, INC.

                                       By: /s/ Andrew F. Puzder
                                           -------------------------------------
                                           Andrew F. Puzder
                                           President and Chief Executive Officer